Registration No. 333-136124

Registration No. 811-21933

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 4	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	☐

Amendment No. 16	☒
(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (DATE) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2010 pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account II under flexible premium variable adjustable life insurance policies.

P r o s p e c t u s

May 1, 2010

Custom Variable Universal Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is a long-term investment designed to provide a Life Insurance Benefit upon the death of the Insured. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

You may choose to invest your Net Premiums in one or more Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	Small Cap Growth Stock Portfolio
Focused Appreciation Portfolio	Small Cap Value Portfolio
Large Cap Core Stock Portfolio	International Growth Portfolio
Index 500 Stock Portfolio	International Equity Portfolio
Domestic Equity Portfolio	Money Market Portfolio
Equity Income Portfolio	Select Bond Portfolio
Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio
Index 400 Stock Portfolio	Balanced Portfolio
Mid Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund
Aggressive Equity Fund
Real Estate Securities Fund
Non-U.S. Fund
Core Bond Fund

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals; are not federally insured; are not bank deposits; are not endorsed by any bank or government agency; and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	fund transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents of this Prospectus

S ummary of Policy Benefits and Risks

The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The Life Insurance Benefit payable to the beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You may make withdrawals and loans from your Policy Value subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit     The primary benefit of the Policy is the life insurance protection that it provides. The Policy offers three Death Benefit options:

Option A - Specified Amount;

Option B - Specified Amount Plus Policy Value; and

Option C - Specified Amount Plus Cumulative Premiums Paid Minus Cumulative Withdrawals.

Under each of these options, you select the Specified Amount subject to our limits described in the section “Specified Amount.” We increase the Death Benefit, if necessary, in order for the Policy to meet minimum Death Benefit requirements under the Code. We also offer a Death Benefit Guarantee under which you select a Death Benefit Guarantee Period (up to the lifetime of the Insured) during which the Policy is guaranteed not to terminate provided certain conditions are met. After a Policy is issued, you may change your Death Benefit option or decrease the Specified Amount, upon written request, subject to our approval. A Death Benefit option change may result in changes to or termination of the Death Benefit Guarantee. You also may elect to change the Policy to Fixed Paid-Up insurance subject to certain conditions described in the section “Fixed Paid-Up Insurance.”

Surrenders, Withdrawals and Loans     You may surrender your Policy for the Cash Surrender Value, which takes into account a surrender charge during the first ten Policy Years. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow up to a maximum of 90% of the excess of your Policy Value over any applicable surrender charge. Withdrawals and loans reduce your Cash Surrender Value and Death Benefit, may have a negative impact on your Death Benefit Guarantee and increase the risk that your Policy will lapse. Surrenders, withdrawals, and loans also may have adverse tax consequences.

Payment Plan Options     Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of several fixed payment plan options we offer. More detailed information concerning these payment plan options is included elsewhere in this prospectus.

Allocation of Premiums and Invested Assets     Within limits, you control the amount and timing of Premium Payments. You may direct the allocation of your Premium Payments among Divisions of the Separate Account, change your investment selections, and transfer Invested Assets among the Divisions subject to certain limitations. You also may make automatic transfers using our Dollar Cost Averaging and Portfolio Rebalancing programs.

Optional Benefits     Three optional benefits are available under the Policy:

•	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability;
•	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability; and
•	the Additional Purchase Benefit.

You may select either the Payment of Specified Monthly Charges Upon Total Disability Benefit or the Payment of Selected Monthly Premium Upon Total Disability Benefit, but not both. These optional benefits are not available for all Issue Ages and underwriting classifications, and may not be available in all states. (See “Optional Benefits.”)

Right to Return Policy    You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under the Policy on the date we receive the returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charges and Service Charges, unless state law requires otherwise. A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Tax Considerations     Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until a withdrawal is made or the Policy is surrendered or otherwise terminated, and you will be able to transfer Invested Assets among the Divisions of the Separate Account tax free. Generally, you are taxed at ordinary income rates on surrender and withdrawal proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection     Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing.

Investment Risk     Your Policy Value will fluctuate with the performance of the Divisions among which you allocate your Invested Assets. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. Your Invested Assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Default Risk     Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy Lapse     Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (which takes into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period, unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.

Policy Loan Risks     A Policy loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.

Limitations on Access to Your Values     We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if you have Invested Assets, it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future.

Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above.

You may withdraw a portion of the Cash Surrender Value, subject to limitations on the amount that may be withdrawn. (See “Withdrawals.”) A withdrawal will reduce the Cash Surrender Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.

Adverse Tax Consequences     Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract (as defined under the Code) if the cumulative Premium Payments exceed a defined limit. If a Policy is a modified endowment contract, surrenders, withdrawals, and Policy loans will be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty tax may apply to these distributions. Excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses     Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Expenses” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, surrender the Policy, make withdrawals, transfer Invested Assets among the Divisions, or make certain changes to the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Premium Tax Charge	Upon each Premium Payment	2.00% of Premium Payment	No maximum - Charges may increase to reflect actual costs
OBRA Expense Charge (federal deferred acquisition cost charge)[1]	Upon each Premium Payment

For policies purchased after December 31, 2009 or policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary:

1.00% of Premium Payments.

For policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary:

1.30% of Premium Payments paid prior to the Policy Anniversary in 2010; 1.00% of subsequent Premium Payments.

Sales Load	Upon each Premium Payment	5.20% of premium up to Target Premium[2] in Policy Years 1-10; 1.70% of premium up to Target Premium in Policy Years 11 and beyond; and 1.70% of premium in excess of Target Premium for each Policy Year	Same as current charge
Surrender Charge[3]	Upon surrender or change to fixed paid-up insurance during the first ten Policy Years

Maximum Charge[4]		50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Minimum Charge[5]		13% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Charge for Insured Issue Age 35		50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Withdrawal Fee	Upon withdrawal	Currently waived	$25.00
Transfer Fee	Upon transfer	Currently waived	$25.00
Change in Death Benefit Option Fee	Upon change in Death Benefit option	Currently waived	$25.00
Reduction in Specified Amount Fee	Upon reduction in Specified Amount	Currently waived	$25.00 per change after first decrease in a Policy Year
Expedited Delivery Charge[6]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[7]
Wire Transfer Fee[6]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[7]

1Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For Policies purchased after December 31, 2009 and for Policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary, we currently make a charge of 1.00% against each Premium Payment. For Policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary, we currently make a charge of 1.30% against each Premium Payment paid prior to the Policy Anniversary in 2010, and 1.00% against subsequent Premium Payments to compensate us for corporate income taxes.

2The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as Issue Age, sex, and underwriting classification.

3The initial surrender charge percentage varies by Issue Age and remains level between Policy Years one through five, and declines monthly in Policy Years six through ten to zero. The surrender charge shown in the table may not be representative of the charge a particular Owner would pay. For more information on the surrender charge, see “Surrender Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.

4The maximum Surrender Charge assumes that the Insured has the following characteristic: Issue Ages 0-54.

5The minimum Surrender Charge assumes that the Insured has the following characteristic: Issue Age 75.

6This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.

7The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. Table 1 describes your Policy’s periodic fees and expenses if you purchased your Policy after December 31, 2009, or if you purchased your policy prior to January 1, 2010 and your 2010 Policy Anniversary has already passed. Table 2 describes your Policy’s periodic fees and expenses if you purchased your policy prior to January 1, 2010 and your 2010 Policy Anniversary has not yet passed. See “Charges and Expenses” for a more detailed description.

Table 1

Periodic Charges (Other than Portfolio Operating Expenses)[1]

Applicable to Policies purchased after December 31, 2009 or

Policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83.33 per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]		$0.00758 per $1,000 of net amount at risk	$0.01500 per $1,000 of net amount at risk
Charge for Insured Issue Age 35, Male, Premier Non-Tobacco underwriting classification [5]		$0.01448 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	$0.09083 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]
Mortality and Expense Risk Charge	Monthly, on each Monthly Processing Date

0.35% annually (0.02917% monthly rate) of Invested Assets for Policy Years 1-10

0.20% annually (0.01667% monthly rate) of Invested Assets for Policy Years 11-20

0.05% annually (0.00417% monthly rate) of Invested Assets for Policy Years 21 and above

All Policy Years: 0.60% annually (0.050% monthly rate) of Invested Assets
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[6]		$25.50 for Policy Years 1-10; $6.92 for Policy Years 11 and above	$41.08 for Policy Years 1-10; $16.25 for Policy Years 11 and above
Minimum Charge[7]		$7.50 for Policy Years 1-10; $4.33 for Policy Years 11 and above	$12.92 for Policy Years 1-10; $8.67 for Policy Years 11 and above
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$11.92 for Policy Years 1-10; $4.42 for Policy Years 11 and above	$19.67 for Policy Years 1-10; $9.08 for Policy Years 11 and above
Deferred Sales Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[8]		1.33% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	1.35% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Minimum Charge[9]		1.075% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge

Table 1

Periodic Charges (Other than Portfolio Operating Expenses)[1]

Applicable to Policies purchased after December 31, 2009 or

Policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		1.179% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.01 per $1,000 of Guaranteed Minimum Death Benefit	$0.02 per $1,000 of Guaranteed Minimum Death Benefit
Policy Debt Expense Charge	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

0.65% annually (0.05417% monthly rate) of Policy Debt for Policy Years 1-10

0.50% annually (0.04167% monthly rate) of Policy Debt for Policy Years 11-20

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 21 and above

When the Insured is Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
Underwriting and Issue Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[10]		$0.0338750 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[11]		$0.0048417 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$0.0069667 per $1,000 of Initial Specified Amount	Same as current charge
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[12]	Monthly, on each Monthly Processing Date

Table 1

Periodic Charges (Other than Portfolio Operating Expenses)[1]

Applicable to Policies purchased after December 31, 2009 or

Policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Maximum Charge[13]		The greater of $0.031 per $1.00 of Selected Monthly Premium, or $0.049 per $1.00 of Specified Monthly Charges	The greater of $0.092 per $1.00 of Selected Monthly Premium, or $0.147 per $1.00 of Specified Monthly Charges
Minimum Charge[14]		$0.002 per $1.00 of Selected Monthly Premium	$0.007 per $1.00 of Selected Monthly Premium
Charge for Insured Attained Age 35, Premier Non-Tobacco underwriting classification		$0.004 per $1.00 of Selected Monthly Premium	$0.012 per $1.00 of Selected Monthly Premium
Payment of Specified Monthly Charges Upon Total Disability Benefit Charge [15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		$0.049 per $1.00 of Specified Monthly Charges	$0.147 per $1.00 of Specified Monthly Charges
Minimum Charge[17]		$0.002 per $1.00 of Specified Monthly Charges	$0.006 per $1.00 of Specified Monthly Charges
Charge for Insured Attained Age 35, Male, Premier Non-Tobacco underwriting classification		$0.004 per $1.00 of Specified Monthly Charges	$0.011 per $1.00 of Specified Monthly Charges
Additional Purchase Benefit Charge[18]	Monthly, on each Monthly Processing Date
Maximum Charge[19]		$0.025 per $1,000 of additional purchase benefit amount	$0.132 per $1,000 of additional purchase benefit amount
Minimum Charge[20]		$0.008 per $1,000 of additional purchase benefit amount	$0.033 per $1,000 of additional purchase benefit amount
Charge for Insured Issue Age 0		$0.013 per $1,000 of additional purchase benefit amount	$0.033 per $1,000 of additional purchase benefit amount

1The charges described in this table may vary based upon one or more characteristics of the Policy, such as: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amoun,; Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions – Monthly Policy Charges and Service Charges” for more details regarding each charge). The charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. More detailed information, including personalized illustrations, is available from your Financial Representative. Unless otherwise noted, the charges in the table represent the monthly rate.

2The Cost of Insurance Charge will vary based on the Insured’s Issue Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.

3The maximum Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

4The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 5, Premier Non-Tobacco underwriting classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

5Generally, the cost of insurance rate will increase each Policy Year.

6The maximum Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, substandard underwriting classification.

7The minimum Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, standard underwriting classification.

8The current maximum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 25, Class 1-7 Tobacco underwriting classification. The guaranteed maximum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 55, Class 2-9 Non-Tobacco underwriting classification. The maximum Deferred Sales Charge shown may also apply to other combinations of Policy Year and Insured characteristics. Please note the Insured characteristics for the displayed current maximum Deferred Sales Charge are different from the Insured characteristics for the displayed guaranteed maximum Deferred Sales Charge.

9The minimum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 75, Premier or Preferred Non-Tobacco underwriting classification.

10The maximum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, substandard underwriting classification.

11The minimum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, standard underwriting classification.

12The charges for the Payment of Selected Monthly Premium Upon Total Disability vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Selected Monthly Premium” is an amount the Owner selects subject to a maximum permitted amount. The Selected Monthly Premium Benefit provides for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Policy Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Optional Benefits” for more information about this benefit.)

13The maximum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.

14The minimum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-26, standard underwriting classification.

15The charges for the Payment of Specified Monthly Charges Upon Total Disability vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Specified Monthly Charges” are the Monthly Policy Charges (excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). The Specified Monthly Charges Benefit provides for the payment of Specified Monthly Charges that come due during the total disability of the Insured. (See “Optional Benefits” for more information about this benefit.)

16The maximum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.

17The minimum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-21, standard underwriting classification.

18The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $150,000.

19The current maximum Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 14-17. The guaranteed maximum Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Benefit added at Attained Age 38. Please note the Insured characteristics for the displayed current maxmium Additional Purchase Benefit Charge are different from the Insured characteristics for the displayed guaranteed maximum Additional Purchase Benefit Charge.

20The minimum Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 0.

Table 2 below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. The following table describes your Policy’s periodic fees and expenses if you purchased your Policy prior to January 1, 2010 and your 2010 Policy Anniversary has not yet passed. If you purchased your Policy after December 31, 2009 or you purchased your Policy prior to January 1, 2010 and your 2010 Policy Anniversary has already passed, please see Table 1 above for a description of your Policy’s periodic fees and expenses. See “Charges and Expenses” for a more detailed description.

Table 2 Periodic Charges (Other than Portfolio Operating Expenses)[1] Applicable to Policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary
Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83.33 per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]		$0.00842 per $1,000 of net amount at risk	$0.01500 per $1,000 of net amount at risk
Charge for Insured Issue Age 35, Male, Premier Non-Tobacco underwriting classification [5]		$0.01894 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	$0.09083 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]

Table 2 Periodic Charges (Other than Portfolio Operating Expenses)[1] Applicable to Policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary
Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge

Mortality and Expense Risk Charge	Monthly, on each Monthly Processing Date

0.35% annually (0.02917% monthly rate) of Invested Assets for Policy Years 1-10

0.20% annually (0.01667% monthly rate) of Invested Assets for Policy Years 11-20

0.05% annually (0.00417% monthly rate) of Invested Assets for Policy Years 21 and above

All Policy Years: 0.60% annually (0.050% monthly rate) of Invested Assets
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[6]		$24.08 for Policy Years 1-10; $5.50 for Policy Years 11 and above	$41.08 for Policy Years 1-10; $16.25 for Policy Years 11 and above
Minimum Charge[7]		$6.08 for Policy Years 1-10; $2.92 for Policy Years 11 and above	$12.92 for Policy Years 1-10; $8.67 for Policy Years 11 and above
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$10.50 for Policy Years 1-10; $3.00 for Policy Years 11 and above	$19.67 for Policy Years 1-10; $9.08 for Policy Years 11 and above
Deferred Sales Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[8]		1.35% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Minimum Charge[9]		1.075% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		1.179% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.01 per $1,000 of Guaranteed Minimum Death Benefit	$0.02 per $1,000 of Guaranteed Minimum Death Benefit

Table 2 Periodic Charges (Other than Portfolio Operating Expenses)[1] Applicable to Policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary
Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Policy Debt Expense Charge	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

0.65% annually (0.05417% monthly rate) of Policy Debt for Policy Years 1-10

0.50% annually (0.04167% monthly rate) of Policy Debt for Policy Years 11-20

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 21 and above

When the Insured is Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
Underwriting and Issue Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[10]		$0.0338750 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[11]		$0.0048417 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$0.0069667 per $1,000 of Initial Specified Amount	Same as current charge
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[12]	Monthly, on each Monthly Processing Date
Maximum Charge[13]		The greater of $0.092 per $1.00 of Selected Monthly Premium, or $0.147 per $1.00 of Specified Monthly Charges	Same as current charge
Minimum Charge[14]		$0.007 per $1.00 of Selected Monthly Premium	Same as current charge
Charge for Insured Attained Age 35, Premier Non-Tobacco underwriting classification		$0.012 per $1.00 of Selected Monthly Premium	Same as current charge
Payment of Specified Monthly Charges Upon Total Disability Benefit Charge [15]	Monthly, on each Monthly Processing Date

Table 2 Periodic Charges (Other than Portfolio Operating Expenses)[1] Applicable to Policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary
Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Maximum Charge[16]		$0.147 per $1.00 of Specified Monthly Charges	Same as current charge
Minimum Charge[17]		$0.006 per $1.00 of Specified Monthly Charges	Same as current charge
Charge for Insured Attained Age 35, Male, Premier Non-Tobacco underwriting classification		$0.011 per $1.00 of Specified Monthly Charges	Same as current charge
Additional Purchase Benefit Charge[18]	Monthly, on each Monthly Processing Date
Maximum Charge[19]		$0.132 per $1,000 of additional purchase benefit amount	Same as current charge
Minimum Charge[20]		$0.033 per $1,000 of additional purchase benefit amount	Same as current charge
Charge for Insured Issue Age 0		$0.033 per $1,000 of additional purchase benefit amount	Same as current charge

1The charges described in this table may vary based upon one or more characteristics of the Policy, such as: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions – Monthly Policy Charges and Service Charges” for more details regarding each charge). The charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. More detailed information, including personalized illustrations, is available from your Financial Representative. Unless otherwise noted, the charges in the table represent the monthly rate.

2The Cost of Insurance Charge will vary based on the Insured’s Issue Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.

3The maximum Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

4The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 5, Premier Non-Tobacco underwriting classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

5Generally, the cost of insurance rate will increase each Policy Year.

6The maximum Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, substandard underwriting classification.

7The minimum Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, standard underwriting classification.

8The maximum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 55, Class 2-9 Non-Tobacco underwriting classification. The maximum Deferred Sales Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

9The minimum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 75, Premier or Preferred Non-Tobacco underwriting classification.

10The maximum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, substandard underwriting classification.

11The minimum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, standard underwriting classification.

12The charges for the Payment of Selected Monthly Premium Upon Total Disability vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Selected Monthly Premium” is an amount the Owner selects subject to a maximum permitted amount. The Selected Monthly Premium Benefit provides for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Policy Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Optional Benefits” for more information about this benefit.)

13The maximum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.

14The minimum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-26, standard underwriting classification.

15The charges for the Payment of Specified Monthly Charges Upon Total Disability vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Specified Monthly Charges” are the Monthly Policy Charges (excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). The Specified Monthly Charges Benefit provides for the payment of Specified Monthly Charges that come due during the total disability of the Insured. (See “Optional Benefits” for more information about this benefit.)

16The maximum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.

17The minimum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-21, standard underwriting classification.

18The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $150,000.

19The maximum Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Benefit added at Attained Age 38.

20The minimum Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 0.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios offered by Northwestern Mutual Series Fund, Inc., Fidelity® Variable Insurance Products, and the Russell Investment Funds that are available for investment under the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2009. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	___%	___%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	___%	___%

* For certain Portfolios, certain expenses were reimbursed or fees waived during 2009. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of         % to a maximum of         %.

** The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2009, except as otherwise set forth in the notes to the table. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. Current or future expenses may be higher or lower than those shown, especially in periods of market volatility. For more information about the Portfolios’ expenses, see the prospectuses of the underlying Funds.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio	___%	___%	___%	___%	___%	___%	___%

Focused Appreciation Portfolio(1)	___%	___%	___%	___%	___%	___%	___%

Large Cap Core Stock Portfolio	___%	___%	___%	___%	___%	___%	___%

Index 500 Stock Portfolio	___%	___%	___%	___%	___%	___%	___%

Domestic Equity Portfolio(1)	___%	___%	___%	___%	___%	___%	___%

Equity Income Portfolio(1)	___%	___%	___%	___%	___%	___%	___%

Mid Cap Growth Stock Portfolio	___%	___%	___%	___%	___%	___%	___%

Index 400 Stock Portfolio	___%	___%	___%	___%	___%	___%	___%

Mid Cap Value Portfolio(1)	___%	___%	___%	___%	___%	___%	___%

Small Cap Growth Stock Portfolio	___%	___%	___%	___%	___%	___%	___%

Small Cap Value Portfolio(1)	___%	___%	___%	___%	___%	___%	___%

International Growth Portfolio(1)	___%	___%	___%	___%	___%	___%	___%

International Equity Portfolio(2)	___%	___%	___%	___%	___%	___%	___%

Money Market Portfolio(3)	___%	___%	___%	___%	___%	___%	___%

Select Bond Portfolio	___%	___%	___%	___%	___%	___%	___%

High Yield Bond Portfolio	___%	___%	___%	___%	___%	___%	___%

Balanced Portfolio	___%	___%	___%	___%	___%	___%	___%

Asset Allocation Portfolio(4)	___%	___%	___%	___%	___%	___%	___%

Fidelity® Variable Insurance Products

Mid Cap Portfolio(5)	___%	___%	___%	___%	___%	___%	___%

Russell Investment Funds	___%	___%	___%	___%	___%	___%	___%

Multi-Style Equity Fund	___%	___%	___%	___%	___%	___%	___%

Aggressive Equity Fund(6)	___%	___%	___%	___%	___%	___%	___%

Real Estate Securities Fund	___%	___%	___%	___%	___%	___%	___%

Non-U.S. Fund(6)	___%	___%	___%	___%	___%	___%	___%

Core Bond Fund(6)	___%	___%	___%	___%	___%	___%	___%

[Footnotes to be provided in subsequent filing]

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets exceeded $166.7 billion as of December 31, 2009. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments.

The Separate Account

We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;
•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;
•	create new separate accounts;
•	combine the Separate Account with any other separate account;

•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•

transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	transfer the assets and liabilities of the Separate Account to another separate account;
•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;
•	terminate and/or liquidate the Separate Account;
•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and
•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing.

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., American Century Investment Management, Inc. and Janus Capital Management LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectus for the Northwestern Mutual Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A

Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P® MidCap 400 Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC; Franklin Templeton Investments (Asia) Limited
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products III. The Separate Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc. & Fidelity Research & Analysis Company

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

Purchasing a Policy

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application and any amendments, endorsements, riders and optional benefits, is the entire contract. To purchase a Policy, you must submit the Application and, in most cases, an initial Premium Payment, to us through a Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 0-75, inclusive. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.

You may decrease the Specified Amount while the Policy is in force, upon written request and subject to our approval. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. A decrease in the Specified Amount will be effective on the Monthly Processing Date on which a written request is received at our Home Office. If the written request is not received on a Monthly Processing Date, the decrease in Specified Amount will be effective on the next Monthly Processing Date. We reserve the right to charge for more than one decrease to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses.”)

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insured meets our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that the Insured is found to be insurable) on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence forms required for underwriting are provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insured, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Monthly Processing Date to facilitate administration. We may future date your Policy Date up to 120 days if your underwriting classification is different than requested on the Application. Modifying your Policy Date may require adjustments to your first Premium Payment relating to charges for the period between the Date of Issue and the Policy Date. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.

Right to Return Policy

You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum (a) the Invested Assets under the Policy on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charge and Service Charges, unless state law requires otherwise.

Ownership Rights

As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. The Fixed Benefit Policy will be on the life of the same Insured and will have the same initial guaranteed Death Benefit, Policy Date and Issue Age. The exchange will be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange. To the extent allowed by your state, we may modify or terminate this accommodation at any time, with or without notice.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser or if there is a material change in the investment policies of a Portfolio that was approved by Owners. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.

Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required, referred to as the Benchmark Premium, to meet the Benchmark Premium Test. (See “Death Benefit Guarantee.”) Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium is allocated will affect the Premium Payments you are required to make to keep your Policy in force.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We may also be required to provide information about you and your account to government regulators.

You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations.”)

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans.”)

Allocating Premiums to the Separate Account

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account. Net Premiums are premiums less deductions from premiums.

If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our General Account, and the Net Premium will remain in our General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and in our sole discretion. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Money Market Division of the Separate Account. If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Net Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Issue Date to the Policy Date, are deducted from the initial Premium Payment if applicable. If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Money Market Division of the Separate Account on the Valuation Date we receive it in the Home Office, provided all other requirements have been satisfied. If the payment is not received on a Valuation Date, we will transfer and credit the initial Net Premium on the next Valuation Date. Premium Payments received at our Home Office before the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date.

The date on which we allocate your initial Net Premium among the Divisions in accordance with your instructions is referred to as the “Initial Allocation Date.” After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Money Market Division of the Separate Account. On and after the Initial Allocation Date, we transfer and credit Net Premiums to the Divisions of the Separate Account based on your instructions then in effect. The Initial Allocation Date is shown in the Policy schedule pages.

Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•

Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.

•

Third, in states where the right to return policy law permits us to base your refund on the value of Invested Assets, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your written request to change them. The change will be effective on the Valuation Date on or next following the date we receive your written instructions at our Home Office. If your written request is not in good order, meaning it does not satisfy our then current requirements for processing, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect. If your written request is not in good order, we will notify you by telephone and/or e-mail in an effort to conform your request with our then current requirements. Subject to our adminstrative procedures, which may include underwriting and MEC limit review, Net Premiums received at our Home Office before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date.

You may also submit allocation instructions via telephone or the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then current telephone and Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance. (For information on our current telephone and Internet procedures, including our current Internet address, see the “Owner Inquiries” section of the prospectus.) However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions.

Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation schedule in light of market conditions and your overall life insurance and financial objectives.

Policy Value and Invested Assets

The Policy Value is equal to the Invested Assets plus Policy Debt. On the In Force Date, Invested Assets equal the Net Premium (after deduction for short-term premium charges, if applicable) plus any accrued interest less the Monthly Policy Charge. After the In Force Date, Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:

•	any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividends directed to increase Policy Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any Policy loans;

•	any withdrawals and withdrawal fees; and

•	any fees for changes in Death Benefit option, reduction in Specified Amount and transfers.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured’s death. We may require you to return the Policy. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed payment plan in the beneficiary’s name. (See “Payment Plan Options.”) Payments under these plans are from our General Account, and are subject to the claims of our creditors.

The amount of the Life Insurance Benefit will be:

•	the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus

•	the amount of any Policy Debt; minus

•

the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and, the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement.”)

These amounts will be determined as of the date of the Insured’s death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the Insured’s death, any Policy loans or withdrawals that are taken after the date of the Insured’s death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions – Naming a Beneficiary.”) If no payment plan is elected, we will pay interest on the Life Insurance Benefit from the date of the Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit. Death Benefits may be limited for Insureds under the age of fifteen in the state of New York.

Death Benefit Options    The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.

The Policy provides for three Death Benefit options:

Specified Amount (Option A)

Specified Amount plus Policy Value (Option B)

Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals (Option C)

All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death.

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under either the (i) Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability or (ii) Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability.

Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value - Corridor Test Multiples

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or less	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	116
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or more	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the attained age of the Insured, the Policy’s underwriting classification and a 4% interest rate, with an adjustment made for optional benefits, if any.

Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. This is because the

Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.

Changing Death Benefit Options    You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge.”) A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations.”)

If the written request is received at our Home Office on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See “Charges and Expenses.”)

Death Benefit Guarantee    The Policy offers a Death Benefit Guarantee Period which can range up to the lifetime of the Insured, depending on the Death Benefit option selected and Issue Age of the Insured. The Death Benefit Guarantee Period is established at issue. The Death Benefit Guarantee Period is shown on the Policy schedule pages.

The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Death Benefit Guarantee Test is met. (See “Death Benefit Guarantee Test.”) The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement.”)

When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Invested Assets, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Invested Assets. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement.”)

Guaranteed Minimum Death Benefit    If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of Issue the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that decreases the Specified Amount below the current GMDB, including a Death Benefit option change that decreases the Specified Amount, then the GMDB will be reduced to equal the new Specified Amount.

Death Benefit Guarantee Test    During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Death Benefit Guarantee Test is met. Unless the Death Benefit Guarantee was previously terminated, the Death Benefit Guarantee Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.

For Policies that are eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if either the Benchmark Premium Test or the Benchmark Cash Value Test is met. A Policy is not eligible for the Benchmark Cash Value Test if: (1) Death Benefit Option B or C is elected; or (2) the Death Benefit Guarantee period is less than 15 years; or (3) the Issue Age is over 60 and the underwriting classification is substandard. For Policies that are not eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if the Benchmark Premium Test is met. The Policy schedule pages indicate whether the Policy is eligible for the Benchmark Cash Value Test.

If the Death Benefit Guarantee Test is not met on a Monthly Processing Date, the Death Benefit Guarantee will enter a Death Benefit Guarantee Grace Period.

Benchmark Premium Test    The Benchmark Premium Test is met provided that:

(1)	on the current Monthly Processing Date, (a) is greater than or equal to (b) where:

(a)	is the cumulative Premium Payments minus the sum of the following:

•	the cumulative withdrawals; and

•	principal loan balance (See “Policy Loans”); and

(b)	is the cumulative Death Benefit Guarantee Benchmark Premium for the current Monthly Processing Date;

AND

(2)	the Benchmark Premium Test has been met on all prior Monthly Processing Dates, and has not previously been terminated due to a loan or withdrawal causing the test to not be met.

The Benchmark Premium Test will be deemed to have been met on Monthly Processing Dates during a Death Benefit Guarantee Grace Period if (i) the Benchmark Premium Test was met on the Monthly Processing Date immediately preceding the Death Benefit Guarantee Grace Period, and (ii) the required payment is paid prior to the expiration of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee Benchmark Premium is shown in the Policy schedule pages. This amount is generally calculated as the level premium amount which would be sufficient to fund the Policy until the end of the Death Benefit Guarantee Period, assuming a 4% net investment rate of return and the deduction of mortality and expense charges not in excess of guaranteed maximum rates. The Death Benefit Guarantee Benchmark Premium varies based on the Insured’s Issue Age and underwriting classification, the Specified Amount, the Death Benefit option, the Death Benefit Guarantee Period, and any optional benefits. It is used solely to determine whether or not the Benchmark Premium Test is met.

Benchmark Cash Value Test    Provided the Death Benefit Guarantee has not terminated, the Benchmark Cash Value Test is met when, on a Monthly Processing Date, the Cash Surrender Value is greater than or equal to the Benchmark Cash Value for the current Monthly Processing Date. Once the Benchmark Cash Value Test is met, it will continue to be met regardless of any change in the Cash Surrender Value, unless a Retest Event (defined below) occurs.

The Benchmark Cash Values are set forth in the Policy schedule pages if the Policy is eligible for the Benchmark Cash Value Test. A table of Benchmark Cash Values is provided because the amount varies for each Monthly Processing Date. On a Monthly Processing Date, the Benchmark Cash Value is the Cash Surrender Value which would be sufficient to fund the Policy for the lifetime of the Insured without any additional Premium Payments, assuming a 4% net investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Values vary based on the Insured’s Issue Age and underwriting classification, and the Specified Amount and any optional benefits. The Benchmark Cash Value is used solely to determine whether or not the Benchmark Cash Value Test is met.

A Retest Event is defined as a withdrawal, a Policy loan, a failure to pay accrued loan interest when due, or a change by the Owner to the terms of the Policy that could result in an increase in the Company’s risk under the Policy. If a Retest Event occurs, the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. If the Benchmark Cash Value Test is not met on the effective date of the Retest Event, it may be met on a subsequent Monthly Processing Date, provided that the Death Benefit Guarantee was not previously terminated, and the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on that Monthly Processing Date. Subsequent to any Retest Event, once the Benchmark Cash Value Test is met, it will continue to be met, regardless of any changes in the Cash Surrender Value, until another Retest Event occurs.

See the Appendix for examples of the operation of the Benchmark Premium Test and the Benchmark Cash Value Test.

Extension of Death Benefit Guarantee Period    If your Policy is eligible for and meets the Benchmark Cash Value Test, at the end of the Death Benefit Guarantee Period we will automatically extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period. As a result, the Death Benefit Guarantee will remain in effect so long as the Benchmark Cash Value Test is met.

If your Policy (a) is eligible for but does not meet the Benchmark Cash Value Test at the end of the Death Benefit Guarantee Period, and (b) uses the Cash Value Accumulation Definition of Life Insurance Test, we will offer you a one-time opportunity to extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period, provided the Death Benefit Guarantee was not previously terminated. Once the Death Benefit Guarantee Period has been extended to a Lifetime Death Benefit Guarantee Period, the Policy will no longer be eligible for the Benchmark Cash Value Test. The election of a Lifetime Death Benefit Guarantee Period will result in a new Death Benefit Guarantee Benchmark Premium for Monthly Processing Dates on and after the effective date of the election. The Death Benefit Guarantee will remain in effect so long as the Death Benefit Guarantee Test is met.

Termination of Death Benefit Guarantee For Failure to Meet Death Benefit Guarantee Test    If on a Monthly Processing Date the Death Benefit Guarantee Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must make. The minimum payment that you must make will be the amount necessary to meet the Death Benefit Guarantee Test at the end of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.

When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may still avoid termination of your Policy provided you make sufficient payments to keep your Policy in force. (See “Termination and Reinstatement.”)

If the Insured dies during the Death Benefit Guarantee Grace Period and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the payment required to meet the Death Benefit Guarantee Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.

Payment Plan Options

If the Company pays the Life Insurance Benefit in a lump sum and the amount meets our criteria, the Company will pay the Life Insurance Benefit by establishing an interest-bearing account, called the Northwestern Access Fund, for beneficiaries in the amount of the Life Insurance Benefit. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Life Insurance Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company’s General Account. The Northwestern Access Fund is part of the Company’s General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

Upon the death of the Insured, if a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following fixed payment plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed payment plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the Insured’s death. Payments under fixed payment plan options will be based on rates declared by the Company when the payment plan is entered into. Those rates will not be less than the rates shown in the Policy. The monthly income payment rates in the Policy life income plans are based on interest at an annual effective rate of 2.50% and the Annuity 2000 Mortality Table with projected mortality improvements using 125% of Projection Scale G. Ages are adjusted to reflect mortality improvement from the Date of Issue of the Policy to the start of the payment plan. The same rate will apply to the Net Premium paid to increase the amount of the monthly payment under a Life Income payment plan. (See “Increase of Monthly Income.”) There is no additional charge for electing a payment plan option. We may offer additional payment plans.

•

Single Life Income    We will make monthly payments for the selected certain period. The options for the certain period are zero years (meaning without a certain period), ten years, twenty years or a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the payment plan. If the payee lives longer than the certain period, payments will continue for his or her life. If the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiaries your beneficiary designates.

•

Joint and Survivor Life Income    We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiaries or to beneficiaries your beneficiary designates.

In general, the monthly payments under a joint and survivor life income plan will be lower than, but may be payable for a longer period than, a single life income plan.

The Owner may elect a payment plan for each beneficiary’s share of the Life Insurance Benefit:

•	while the Insured is living; or

•	during the first 60 days after the death of the Insured, if the Insured at the time of his or her death was not the Owner. An election made during that 60 day period may not be revoked.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect a payment plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the payment plan value, if any, remaining on his or her death. If no such payment plan beneficiary is named, then the payment plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Payment plan beneficiaries may continue to receive payments of the remaining value under the terms of the payment plan in effect on the death of the direct or contingent beneficiary.

Withdrawal    The remaining value, if any, in a payment plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    A direct or contingent beneficiary who is a natural person may be paid under a Life Income payment plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income payment plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.

Payment Frequency    Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.

Increase Of Monthly Income    A direct or contingent beneficiary may, at the time the payment plan elected takes effect, increase the amount of the monthly payments under the Life Income payment plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the payment plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same payment plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the payment plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures.

Surrender and Withdrawals of Policy Value

Surrenders    You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the Valuation Date we receive your written surrender request at our Home Office, except that if we receive your written request after the close of trading on the NYSE on a Valuation Date or on a non-Valuation Date, we will determine the Cash Surrender Value as of the close of trading on the next Valuation Date.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under a payment plan option you select. (See “Payment Plan Options.”) A surrender may have tax consequences. (See “Tax Considerations.”)

Withdrawals    Upon written request received at our Home Office at any time while the Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.

A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations.”) A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:

(a)	is the Death Benefit immediately prior to the withdrawal; and

(b)	is the amount of the withdrawal and applicable service charge.

If we receive your written request for withdrawal at our Home Office on or before the close of trading on the NYSE on a Valuation Date, the withdrawal will be effective as of the close of trading on that Valuation Date. If we receive your written request after the close of trading on a Valuation Date or on a non-Valuation Date, the withdrawal will be effective as of the close of trading on the next Valuation Date. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charge. The amount of the withdrawal and any applicable charge will be allocated among the Divisions in proportion to the amount of Invested Assets in each Division.

Policy Loans

At any time while the Insured is alive and the Policy is in force, you may submit a request for a loan in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations.”) If we receive your written request for a loan at our Home Office on or before the close of trading on the NYSE on a Valuation Date, the loan will be effective as of the close of trading on that Valuation Date. If we receive your written request after the close of trading on a Valuation Date or on a non-Valuation Date, the loan will be effective as of the close of trading on the next Valuation Date.

Interest on a Policy loan accrues on a daily basis at an annual effective rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective rate of interest of 5%. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and the amount payable on death, and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Termination and Reinstatement.”)

We will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions - Monthly Policy Charges and Service Charges.”) A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the Insured’s death.

You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date.

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received at our Home Office before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If the Insured dies during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. To reinstate the Policy, you must make a payment equal to the amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received at our Home Office on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement (plus applicable interest credited by the Company, if any); and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures. The returned surrender or withdrawal proceeds will be reinvested at the unit value next determined for each Division after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender or withdrawal proceeds, satisfactory evidence of insurability and any Premium Payments due. If we receive your request before the close of trading on the NYSE (generally, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Proceeds will be applied to the same Divisions from which the surrender or withdrawal was made. Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make any necessary adjustment for any Policy Debt or the debt may be reinstated.

Fixed Paid-Up Insurance

Upon written request to the Company, you may change your Policy to Fixed Paid-Up insurance. Your election to convert to Fixed Paid-Up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 12 months from the Policy Date. The option to change your Policy to Fixed Paid-Up insurance is not available if your Policy was issued in the state of Pennsylvania. Please refer to the terms of your Policy for more information.

If the request is received at our Home Office on a Monthly Processing Date, the effective date of change to Fixed Paid-Up insurance will be that date. If the request is not received on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. On the date the Policy is changed to Fixed Paid-Up insurance, we deduct any applicable surrender charge from Invested Assets and the remaining amount becomes the “Contract Fund Value”. We then transfer the Contract Fund Value amount from the Separate Account to the Company’s General Account. Any outstanding Policy Debt continues. After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt. The Specified Amount will be changed to the lesser of the Death Benefit prior to the change or the Policy Value (after deducting the surrender charge and any withdrawals on the date of the change), multiplied by the factor shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any optional benefits will be terminated.

When the Policy is in force as Fixed Paid-Up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options or the Specified Amount, or add optional benefits to the Policy. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can either be requested by the Owner (see “Surrender and Withdrawals of Policy Value”) or may be the result of a return of a portion of Premium Payments that is necessary for the Policy to qualify as life insurance (see “Tax Considerations”). A return of prior Premium Payments could occur if the Guideline Premium/Cash Value Corridor Test is chosen to determine the Policy’s qualification as life insurance under Section 7702 of the Code. The Policy will terminate without value if the Contract Fund Value becomes less than the Monthly Policy Charge.

The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change as often as daily, but at no time will the annual effective interest rate be less than 4%. On the effective date of the change to Fixed Paid-Up insurance, the Contract Fund Value is equal to the amount transferred from the Separate Account. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:

•	interest on the Contract Fund Value;

•	any loan repayment and accrued loan interest payment made; and

•	any Policy dividend directed to increase the Contract Fund Value;

minus any of the following items applicable to the Contract Fund Value for the current day:

•	a monthly Policy charge applicable to Fixed Paid-Up insurance;

•	Policy loans;

•	withdrawals; and

•	service charges.

When the Policy is in force as Fixed Paid-Up insurance, the Monthly Policy Charge consists of a Cost of Insurance Charge and, if applicable, a Policy Debt expense charge.

Optional Benefits

There are three optional benefits for purchase under the Policy:

(1)	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability (“Specified Monthly Charges Benefit”);
(2)	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability (“Selected Monthly Premium Benefit”); and
(3)	the Additional Purchase Benefit.

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 0 and 59, inclusive. The Additional Purchase Benefit may be elected while the Insured is between Attained Ages 0 and 38, inclusive. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. You may select either the Specified Monthly Charges Benefit or the Selected Monthly Premium Benefit, but not both. These optional benefits are not available for all Attained Ages and underwriting classifications, and may not be available in all states.

Subject to applicable terms and conditions, the Specified Monthly Charges Benefit provides for the payment of the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of all current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to applicable terms and conditions, the Selected Monthly Premium Benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the greater of (1) premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit terminate on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Fixed Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments subject to the terms of the Policy, except that neither is included in cumulative Premium Payments for purposes of Death Benefit Option C. The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments for purposes of the Benchmark Premium Test, if applicable to the Policy.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit gives the Owner the right to purchase additional life insurance policies on the life of the Insured up to Attained Age 40 at specified dates without proof of insurability. This optional benefit terminates on the Policy Anniversary nearest the 40th birthday of the Insured. It will terminate earlier: (1) when the Policy terminates; (2) when the Policy becomes Fixed Paid-Up insurance; (3) on the use of the final purchase right under the benefit; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

If you select one or more of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating Expenses.”) Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit will be waived when the Insured is totally disabled, subject to the terms and conditions of the applicable benefit. Once the Policy has been issued, an optional benefit may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate an optional benefit is received at our Home Office on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, it will be effective on the next Monthly Processing Date.

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may make transfers between and among the Divisions of the Separate Account. If we receive your request for transfer before the close of trading on the NYSE (generally, 4:00 p.m. Eastern Time) on a Valuation Date, we will process your request on that Valuation Date. If we receive your request on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your request on the next Valuation Date.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below. See “Owner Inquiries” for more information on how you may change your allocations among Divisions.

Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We deduct this charge from each Division in proportion to the amounts in each Division after the transfer. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Transfer requests must be in whole percentages and in amounts greater than or equal to 1% of Invested Assets or the request will not be processed.

You may request transfers in writing at our Home Office or, if eligible, via our website (www.northwesternmutual.com). The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An Owner who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary.

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Dollar-Cost Averaging    You may elect to participate in a dollar cost averaging (“DCA”) program by making an election in the Application or by completing an election form and sending it to our Home Office. There is no additional charge for DCA. Under our DCA program, while the Policy is in force you may authorize us to transfer monthly a fixed dollar amount or fractional amount from the Money Market Division to other Divisions. Transferred amounts must be allocated in whole percentages (see “Other Policy Transactions – Transfers”). The transfers continue until you instruct us otherwise, or until the amount in the Money Market Division is exhausted. Your request to participate in this program is effective when we receive your completed Application or election form at our Home Office. You may elect to increase or decrease the amount of transfer payments under our DCA program. We may modify, suspend, or discontinue the DCA program at any time.

DCA does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of both low and high prices.

Portfolio Rebalancing    Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Invested Assets allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may elect portfolio rebalancing by making an election in the Application. You may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time.

Allocation Models    Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend, or terminate the models at any time.

Charges and Deductions

Premium Expense Charges    We deduct a charge from each Premium Payment for state premium taxes and a portion of our federal corporate taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The tax rate for a particular state may be lower, higher, or equal to the 2.00% deduction, although we charge 2.00% regardless of the state in which you live. We reserve the right to deduct in the future a certain amount or percentage from Premium Payments to cover premium taxes paid by the Company. The amount deducted may be more or less than the percentage charged by your state of residence.

Due to a federal tax law change under the OBRA, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For policies purchased after December 31, 2009 and for policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary, we currently make a charge of 1.00% against each Premium Payment to compensate us for the additional corporate tax burden. For policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary, we currently make a charge of 1.30% against each Premium Payment paid prior to the Policy Anniversary in 2010, and 1.00% against subsequent Premium Payments. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs.

For policies purchased after December 31, 2009 and for policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary, the total amount of the current charges attributable to state premium taxes and OBRA, as described above, is 3.00% of each Premium Payment. For policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary, the total amount of the current charges attributable to state premium taxes and OBRA, as described above, is 3.30% of each Premium Payment prior to the 2010 Policy Anniversary, and 3.00% of each Premium Payment on or after the 2010 Policy Anniversary. Tax charges may increase to reflect changes in tax laws.

We deduct a charge, or sales load, of 5.2% for sales costs from premiums paid, up to the Target Premium in Policy Years 1-10 and 1.7% of Premium Payments, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 1.7% charge on all Premium Payments in excess of the Target Premium.

We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales Charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Monthly Policy Charges and Service Charges.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges

SECTION 1- Monthly Policy Charges and Service Charges applicable to Policies purchased after December 31, 2009 or Policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary.

For Policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary, see Section 2 below.

We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Mortality and Expense Risk Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Deferred Sales Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.

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Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on the Issue Age, sex, and underwriting classification of the Insured, the underwriting amount, the Policy Date, and the Policy duration. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge.

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Monthly Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.35% (0.02917% monthly rate) of Invested Assets for the first ten Policy Years, 0.20% (0.01667% monthly rate) of Invested Assets for Policy Years 11-20, and 0.05% (0.00417% monthly rate) of Invested Assets for Policy Years 21 and higher. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge.

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Monthly Administrative Charge. This charge, which varies based on the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. The current charge ranges from $7.50 to $25.50 for Policy Years 1-10 and from $4.33 to $6.92 for Policy Years 11 and beyond.

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Monthly Underwriting and Issue Charge. This charge applies during the first ten Policy Years and is based on the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The charge ranges from $0.0048417 to $0.0338750 per $1,000 of Initial Specified Amount.

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Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.65% (0.05417% monthly rate) of Policy Debt for Policy Years one through ten, 0.50% (0.04167% monthly rate) of Policy Debt for Policy Years 11-20, and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 21 and higher. The current charge when the Insured is Attained Age 100 and above is 0.00% annually of Policy Debt.

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Monthly Deferred Sales Charge. This charge for sales expenses, deducted during the first ten Policy Years, varies based on the Insured’s Issue Age and underwriting classification on the Date of Issue, is for sales expenses. The charge applied during the first Policy Year is a percent of cumulative premiums paid in the first Policy Year (up to the Target Premium). The charge applied during Policy Years two through ten remains the same and is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

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Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit. For a Policy that has a Death Benefit Guarantee, the maximum amount of the charge is $0.02 per $1,000 of Guaranteed Minimum Death Benefit. Currently the charge is $0.01 per $1,000 of Guaranteed Minimum Death Benefit.

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Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability. Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability and Additional Purchase Benefit. The charge for a Waiver Upon Total Disability Benefit is deducted if either of the Waiver benefits is selected. Charges for these optional benefits vary based on the Insured’s Attained Age and underwriting classification, and the amount of the benefit. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard risk rate. We also deduct a charge for the Additional Purchase Benefit, if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the policy, the Insured’s gender, and the amount of the benefit.

SECTION 2- Monthly Policy Charges and Service Charges applicable to Policies purchased prior to January 1, 2010 that have not passed their 2010 Policy Anniversary.

For Policies purchased after December 31, 2009 or Policies purchased prior to January 1, 2010 that have passed their 2010 Policy Anniversary, see Section 1 above.

We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Mortality and Expense Risk Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Deferred Sales Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.

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Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on the Issue Age, sex, and underwriting classification of the Insured, the underwriting amount, the Policy Date, and the Policy duration. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge.

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Monthly Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.35% (0.02917% monthly rate) of

Invested Assets for the first ten Policy Years, 0.20% (0.01667% monthly rate) of Invested Assets for Policy Years 11-20, and 0.05% (0.00417% monthly rate) of Invested Assets for Policy Years 21 and higher. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge.

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Monthly Administrative Charge. This charge, which varies based on the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. For Policy Years 1-10, the current charge ranges from $6.08 to $24.08. For Policy Years 11 and beyond, the current charge ranges from $2.92 to $5.50.

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Monthly Underwriting and Issue Charge. This charge applies during the first ten Policy Years and is based on the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The charge ranges from $0.0048417 to $0.0338750 per $1,000 of Initial Specified Amount.

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Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.65% (0.05417% monthly rate) of Policy Debt for Policy Years one through ten, 0.50% (0.04167% monthly rate) of Policy Debt for Policy Years 11-20, and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 21 and higher. The current charge when the Insured is Attained Age 100 and above is 0.00% annually of the Policy Debt.

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Monthly Deferred Sales Charge. This charge for sales expenses, deducted during the first ten Policy Years, varies based on the Insured’s Issue Age and underwriting classification on the Date of Issue, is for sales expenses. The charge applied during the first Policy Year is a percent of cumulative premiums paid in the first Policy Year (up to the Target Premium). The charge applied during Policy Years two through ten remains the same and is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

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Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit. For a Policy that has a Death Benefit Guarantee, the maximum amount of the charge is $0.02 per $1,000 of Guaranteed Minimum Death Benefit. Currently the charge is $0.01 per $1,000 of Guaranteed Minimum Death Benefit.

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Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability. Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability and Additional Purchase Benefit. The charge for a Waiver Upon Total Disability Benefit is deducted if either of the Waiver benefits is selected. Charges for these optional benefits vary based on the Insured’s Attained Age and underwriting classification, and the amount of the benefit. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard risk rate. We also deduct a charge for the Additional Purchase Benefit, if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the Policy, the Insured’s gender, and the amount of the benefit.

We also charge certain transaction fees (also referred to as service charges) to be deducted from Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availablity of these options at any time, with or without notice.

We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions.

Surrender Charge     A surrender charge will be deducted from Invested Assets during the first ten Policy Years if the Policy is surrendered or changed to Fixed Paid-Up insurance. The surrender charge during the first Policy Year is a percentage of the Premium Payments paid up to the Target Premium, where the percentage varies by Issue Age, but never exceeds 50% of the premium paid. After the first Policy Year, the surrender charge remains level through the end of the fifth Policy Year, and then grades down monthly in Policy Years six through ten to zero.

Portfolio Expenses    The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For further information, consult the Portfolio’s prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Other Policy Provisions

Naming a Beneficiary    You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary you designate while the Insured is living and during the first 60 days after the date of death of the Insured if you are not the Insured. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change.

Suicide    If the Insured dies by suicide within one year from the Date of Issue (or earlier, as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of issuance (or earlier, as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase. The amount payable may be different in your state.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights.”)

Deferral of Determination and Payment    We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or

•	such suspension or postponement is otherwise permitted by the 1940 Act.

When the Policy is in force as Fixed Paid-Up insurance, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate of 4% from the date of surrender to the date of payment. We may also defer payment of a Policy loan or withdrawal for up to six months.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or payment plan proceeds until the check or draft has been honored.

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus added to your Policy is referred to as a “dividend”. The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Reports and Financial Statements

For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as Fixed Paid-Up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call 1-866-424-2609.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website (www.northwesternmutual.com) where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers among Divisions (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website (www.northwesternmutual.com). If you have questions about surrendering your Policy, please contact your Financial Representative or call the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the Insured person and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General     The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Code as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. For certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase the Cost of Insurance charges, especially in the Policy’s later years. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid or accrued by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (See “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends, if any, whether paid in cash or applied to increase Policy Value, are taxed as withdrawals. However, the reduction in the basis of the Policy is offset by a corresponding increase in basis when the dividend is applied to increase Policy Value or to pay premiums. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid, it is added to the Policy Debt and the total amount will continue to accrue interest for as long as the loan is maintained on the Policy. The Policy loan, increased by accrued interest, reduces the Cash Surrender Value of the Policy. If the Policy remains in force until the death of the Insured or, in the case of survivorship life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy lapses or is surrendered, the loan (which includes the total amount of the loan plus accrued interest) will be repaid from the Policy, and the Policy Value will be taxable to the extent it exceeds the basis of the Policy. If the Policy has an option to change the coverage to fixed paid-up insurance, and the Policy is changed to fixed paid-up insurance, the loan will continue in force and interest will continue to accrue. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs when the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges or to cover the tax due if the Policy terminates. If the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, then either additional Premium Payments and/or loan repayments would have to be made or else the Policy would terminate and any income tax due would be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts (MEC)    A Policy will be classified as a MEC if the cumulative Premium Payments paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined by taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur, for example, as a result of an increase in the Death Benefit, the addition of an optional benefit or the payment of a Premium Payment that is considered “unnecessary” under the Code.

If the Death Benefit under the Policy is reduced during the first seven Policy Years after issuing the Policy (or within seven years after a material change) or, in the case of survivorship life Policies, the lifetime of either Insured, for example, by making a withdrawal of Policy Value or by requesting a decrease in the Specified Amount or by converting to fixed paid-up insurance, if available, or, in some cases, by lapsing the Policy, the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash but not dividends retained by the Company to increase Policy Value. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Policy Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate Tax and Generation Skipping Tax Planning    The amount of the Life Insurance Benefit will generally be includible in the Owner’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If your Policy is a survivorship life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

During 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is subject to a $1 million exemption amount and a 35% maximum rate. Unless these rules are extended or made permanent, they will be sunsetted or repealed in 2011 and the rules in effect in 2001 ($1 million exemption amount and 50% maximum tax rate) will be reinstated.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions. Section 264(a)(4) of the Code disallows an interest deduction on loans taken against business-owned life insurance policies unless the policies cover key persons and then only to the extent the aggregate amount of the loans on any key person does not exceed $50,000. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Policy Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as survivorship life policies insuring 20% owners and their spouses).

Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

The IRS ruled privately in 2009 that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a survivorship life Policy, the Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in the permanent repeal of the unlimited marital deduction or the estate tax, a 50% or greater reduction in the estate tax rate or a permanent increase in the applicable exclusion amount to $4 million or more. The exchange must be made while both Insureds are alive and the written request for exchange must be received no later than 180 days after the enactment of a law containing any of the tax law changes described above.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer. One issue that has not been clarified is whether each Premium Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress is also considering limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides a safe harbor formula for valuing variable life insurance under which the value is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy Year.

Other Tax Considerations    Taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest added to a Policy loan) or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, Premium Payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2% of Premium Payments thereafter. We may pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2-10; and 0.07% of Invested Assets at the end of Policy Years 11 and later. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH SURRENDER VALUE

The amount we pay you when you surrender your Policy, which is equal to the Policy Value minus the sum of Policy Debt and any surrender charge that would be imposed.

CODE

The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE

The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit.”)

DEATH BENEFIT GUARANTEE GRACE PERIOD

A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Fund is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

IN FORCE DATE

The date on which the initial Net Premium is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in good order.

INITIAL ALLOCATION DATE

The date identified in the Policy on which we first allocate Net Premium or Invested Assets to the Divisions of the Separate Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Date of Issue of the Policy.

INSURED

The person named as the Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.

LOAN VALUE

An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1. the monthly cost of insurance charge;

2. the monthly underwriting and issue charge;

3. the monthly mortality and expense risk charge;

4. the monthly administrative charge;

5. the monthly deferred sales charge;

6. the monthly cost of any optional benefit, if applicable;

7. the monthly Policy Debt Expense charge, if applicable; and

8. the monthly Death Benefit Guarantee charge, if applicable.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1. Policy Year;

2. Policy Anniversary;

3. Monthly Processing Date;

4. Death Benefit Guarantee Period;

5. the Issue Age of Insured; and

6. the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

POLICY VALUE

The sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction fees.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on an Insured’s life.

TARGET PREMIUM

An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as Issue Age, sex, and underwriting classification, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.

VALUATION DATE

Any day the New York Stock Exchange (“NYSE”) is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-424-2609. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Financial Representative will provide you with illustrations for a Custom Variable Universal Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811- 21933

Appendix

Examples of the Death Benefit Guarantee Tests

The Death Benefit Guarantee prevents the Policy from terminating during the Death Benefit Guarantee Period. In order to maintain the Death Benefit Guarantee, and prevent termination of the Policy during the Death Benefit Guarantee Period, at least one of two tests must be met, either the Benchmark Premium Test or the Benchmark Cash Value Test. In general, the Benchmark Premium Test will be met if cumulative Premiums Payments, less Principal Loan Balance (outstanding loans and interest added to principal) and cumulative withdrawals, are equal to or greater than the cumulative Death Benefit Guarantee Benchmark Premium. (See the “Benchmark Premium Test” section of the prospectus for a description of the cumulative Death Benefit Guarantee Benchmark Premium.) For all Policies with the Death Benefit Guarantee, the Benchmark Premium Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.

If the Benchmark Premium Test is not met on a Monthly Processing Date, additional Premium Payments can be made for up to 60 days after the Monthly Processing Date to meet the Benchmark Premium Test. However, once the Benchmark Premium Test has not been met for 61 consecutive days, the Owner will be unable to reinstate the Benchmark Premium Test and the Death Benefit Guarantee will terminate unless the Benchmark Cash Value Test has been met as described below.

For Policies eligible for the Benchmark Cash Value Test, the Benchmark Cash Value Test offers an alternative way to maintain the Death Benefit Guarantee without requiring the payment of additional Premiums for the lifetime of the Insured. (See “Death Benefit Guarantee Test” section of the prospectus for a description of the criteria that must be met to use the Benchmark Cash Value Test.) In general, the Benchmark Cash Value Test determines whether the Cash Surrender Value is sufficient to fund the Policy for the lifetime of the Insured, assuming a 4% net investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Value is the minimum amount of Cash Surrender Value needed to pass the Benchmark Cash Value Test at any given point in time. (See the “Benchmark Cash Value Test” section of the prospectus for a description of the Benchmark Cash Value.)

Under the Benchmark Cash Value Test, if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on a Monthly Processing Date while the Death Benefit Guarantee is in effect, the Death Benefit Guarantee will continue to remain in effect, regardless of investment performance of the Divisions of the Separate Account, as long as the Owner does not take a Policy loan or withdrawal, does not fail to pay accrued loan interest when due, and does not change the terms of the Policy in a manner that results in an increase in the Company’s risk (such as adding an optional benefit). Loans, withdrawals, the accrual of Policy loan interest to principal, and certain changes in the Policy are referred to as Retest Events. Policy loan interest accrues daily and, if not paid when due, is added to the Principal Loan Balance on each Policy Anniversary. If a Retest Event occurs, we will apply the Benchmark Cash Value Test at that time. The Cash Surrender Value at the time a Retest Event occurs must be greater than or equal to the Benchmark Cash Value for the Benchmark Cash Value Test to be met.

The following examples illustrate the performance of the Benchmark Premium Test and the Benchmark Cash Value Test. Each example is based on a Policy with a Specified Amount of $350,000, Death Benefit Option A, Lifetime Death Benefit Guarantee Period, and an Insured with the following characteristics: Male, Issue Age 35, Premier Non-tobacco underwriting classification. The monthly Benchmark Premium in each example is $341.91, with the annual Benchmark Premium equal to $4,102.92.

THE HYPOTHETICAL VALUES SHOWN IN EACH OF THE EXAMPLES BELOW ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF THE VALUES THAT WOULD APPLY UNDER YOUR POLICY. AMONG OTHER THINGS, BOTH THE CUMULATIVE BENCHMARK PREMIUM AND THE BENCHMARK CASH VALUE WILL VARY BASED UPON FACTORS SUCH AS THE SPECIFIED AMOUNT AND THE CHARACTERISTICS OF THE INSURED.

Example One: Benchmark Premium Test

In the example below, the Benchmark Premium Test is met each Policy Month because the monthly Premium Payment always equals the monthly Benchmark Premium and no loans or withdrawals are made under the Policy. Therefore, for each Policy Month illustrated below, cumulative Premium Payments always equal the cumulative Benchmark Premiums, and there are no loans or withdrawals. Thus, the Benchmark Premium Test is always met.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	342	342	342	Met
1	2	342	684	684	Met
1	3	342	1,026	1,026	Met
1	4	342	1,368	1,368	Met
1	5	342	1,710	1,710	Met
1	6	342	2,051	2,051	Met
1	7	342	2,393	2,393	Met
1	8	342	2,735	2,735	Met
1	9	342	3,077	3,077	Met
1	10	342	3,419	3,419	Met
1	11	342	3,761	3,761	Met
1	12	342	4,103	4,103	Met
2	13	342	4,445	4,445	Met
2	14	342	4,787	4,787	Met
2	15	342	5,129	5,129	Met
2	16	342	5,471	5,471	Met
2	17	342	5,812	5,812	Met
2	18	342	6,154	6,154	Met
2	19	342	6,496	6,496	Met
2	20	342	6,838	6,838	Met
2	21	342	7,180	7,180	Met
2	22	342	7,522	7,522	Met
2	23	342	7,864	7,864	Met
2	24	342	8,206	8,206	Met
3	25	342	8,548	8,548	Met
3	26	342	8,890	8,890	Met
3	27	342	9,232	9,232	Met
3	28	342	9,573	9,573	Met
3	29	342	9,915	9,915	Met
3	30	342	10,257	10,257	Met
3	31	342	10,599	10,599	Met
3	32	342	10,941	10,941	Met
3	33	342	11,283	11,283	Met
3	34	342	11,625	11,625	Met
3	35	342	11,967	11,967	Met
3	36	342	12,309	12,309	Met

* Assumes that premiums are paid on the first day of each Policy Month (the Monthly Processing Date). Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

Example Two: Benchmark Premium Test

In the example below, only one Premium Payment is made during the first 24 Policy Months. The Premium Payment, made on the first Monthly Processing Date, is greater than the cumulative Benchmark Premiums for the first 17 Policy Months. There are no loans or withdrawals. Accordingly, the Benchmark Premium Test is met for the first 17 Policy Months, but is not met in any future Policy Month. Even though the Owner makes a second Premium Payment in the 25th Policy Month that results in cumulative Premium Payments exceeding cumulative Benchmark Premiums in future Policy Months, the Benchmark Premium Test is not met at that time or thereafter because the Benchmark Premium Test became unavailable 61 days after the Monthly Processing Date at the beginning of the 18th Policy Month. As noted above, the Benchmark Premium Test is not available after it has not been met for 61 consecutive days, and it cannot be reinstated.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	6,000	6,000	342	Met
1	2	0	6,000	684	Met
1	3	0	6,000	1,026	Met
1	4	0	6,000	1,368	Met
1	5	0	6,000	1,710	Met
1	6	0	6,000	2,051	Met
1	7	0	6,000	2,393	Met
1	8	0	6,000	2,735	Met
1	9	0	6,000	3,077	Met
1	10	0	6,000	3,419	Met
1	11	0	6,000	3,761	Met
1	12	0	6,000	4,103	Met
2	13	0	6,000	4,445	Met
2	14	0	6,000	4,787	Met
2	15	0	6,000	5,129	Met
2	16	0	6,000	5,471	Met
2	17	0	6,000	5,812	Met
2	18	0	6,000	6,154	Not Met
2	19	0	6,000	6,496	Not Met
2	20	0	6,000	6,838	Not Met
2	21	0	6,000	7,180	Not Met
2	22	0	6,000	7,522	Not Met
2	23	0	6,000	7,864	Not Met
2	24	0	6,000	8,206	Not Met
3	25	6,000	12,000	8,548	Not Met
3	26	0	12,000	8,890	Not Met
3	27	0	12,000	9,232	Not Met
3	28	0	12,000	9,573	Not Met
3	29	0	12,000	9,915	Not Met
3	30	0	12,000	10,257	Not Met
3	31	0	12,000	10,599	Not Met
3	32	0	12,000	10,941	Not Met
3	33	0	12,000	11,283	Not Met
3	34	0	12,000	11,625	Not Met
3	35	0	12,000	11,967	Not Met
3	36	0	12,000	12,309	Not Met

* Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

Example Three: Benchmark Cash Value Test

In the example below, the Benchmark Cash Value Test is met in the 7th Policy Year when the Cash Surrender Value first exceeds the Benchmark Cash Value. The Death Benefit Guarantee is maintained in prior Policy Years because the Benchmark Premium Test is met in each month of those Policy Years. Once the Benchmark Cash Value Test is met, it continues to be met, without any additional Premium Payments and regardless of changes in the Cash Surrender Value resulting from the investment performance of the Divisions of the Separate Account, as long as a Retest Event does not occur. As shown below, the Benchmark Cash Value Test is met in the 7th Policy Year and all following Policy Years, and the Death Benefit Guarantee remains in place even though the Benchmark Premium Test ceases to be met in the 20th Policy Year and thereafter.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value** #	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,766	73,269	Not Met
2	11,411	Met	20,558	75,877	Not Met
3	11,411	Met	33,419	78,582	Not Met
4	11,411	Met	47,446	81,372	Not Met
5	11,411	Met	62,745	84,256	Not Met
6	11,411	Met	79,844	87,234	Not Met
7	11,411	Met	98,450	90,307	Met
8	0	Met	106,989	93,468	Met
9	0	Met	116,257	96,719	Met
10	0	Met	126,315	100,055	Met
11	0	Met	137,765	103,474	Met
12	0	Met	150,254	106,981	Met
13	0	Met	163,877	110,583	Met
14	0	Met	178,730	114,300	Met
15	0	Met	194,919	118,139	Met
16	0	Met	212,551	122,094	Met
17	0	Met	231,755	126,158	Met
18	0	Met	252,663	130,316	Met
19	0	Met	275,429	134,572	Met
20	0	Not Met	300,234	138,908	Met
21	0	Not Met	327,736	143,308	Met
22	0	Not Met	357,722	147,774	Met
23	0	Not Met	390,400	152,310	Met
24	0	Not Met	426,012	156,937	Met
25	0	Not Met	464,788	161,658	Met
26	0	Not Met	507,007	166,450	Met
27	0	Not Met	552,976	171,297	Met
28	0	Not Met	603,005	176,173	Met
29	0	Not Met	657,411	181,062	Met
30	0	Not Met	716,540	185,966	Met

* Assumes premiums paid at beginning of Policy Year.

** Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. Policy loans and withdrawals also constitute Retest Events under the Benchmark Cash Value Test. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.

# Assumes a hypothetical gross annual investment rate of return of 10% (equivalent to a net return of 9.50% assuming average fund expenses of 50 basis points) in all Policy Years.

Example Four: Benchmark Cash Value Test

This example is similar to Example Three, except that here the hypothetical gross annual investment rate of return is 0% in Policy Years 11-30. The Benchmark Cash Value Test is met in Policy Year 7. Notwithstanding poor investment performance in Policy Years 11-30, and even though the Cash Surrender Value falls below the Benchmark Cash Value in Policy Year 16, the Benchmark Cash Value Test continues to be met in all Policy Years. This example also assumes that no Retest Event (for example, a Policy Loan or withdrawal) occurs during or after Policy Year 7. If a Retest Event had occurred during or after Policy Year 7, the Cash Surrender Value and Benchmark Cash Value would have been redetermined, and the Benchmark Cash Value Test may or may not have been met at that time.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,766	73,269	Not Met
2	11,411	Met	20,558	75,877	Not Met
3	11,411	Met	33,419	78,582	Not Met
4	11,411	Met	47,446	81,372	Not Met
5	11,411	Met	62,745	84,256	Not Met
6	11,411	Met	79,844	87,234	Not Met
7	11,411	Met	98,450	90,307	Met
8	0	Met	106,989	93,468	Met
9	0	Met	116,257	96,719	Met
10	0	Met	126,315	100,055	Met
11	0	Met	125,181	103,474	Met
12	0	Met	124,049	106,981	Met
13	0	Met	122,920	110,583	Met
14	0	Met	121,791	114,300	Met
15	0	Met	120,660	118,139	Met
16	0	Met	119,518	122,094	Met
17	0	Met	118,357	126,158	Met
18	0	Met	117,169	130,316	Met
19	0	Met	115,955	134,572	Met
20	0	Not Met	114,739	138,908	Met
21	0	Not Met	113,688	143,308	Met
22	0	Not Met	112,601	147,774	Met
23	0	Not Met	111,468	152,310	Met
24	0	Not Met	110,287	156,937	Met
25	0	Not Met	109,040	161,658	Met
26	0	Not Met	107,724	166,450	Met
27	0	Not Met	106,334	171,297	Met
28	0	Not Met	104,859	176,173	Met
29	0	Not Met	103,276	181,062	Met
30	0	Not Met	101,565	185,966	Met

* Assumes premiums paid at beginning of Policy Year.

** Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.

# Assumes a hypothetical gross annual investment rate of return of 10% (equivalent to a net return of 9.50% assuming average fund expenses of 50 basis points) in Policy Years 1-10 and 0% (equivalent to a net return of (0.50%) assuming average fund expenses of 50 basis points) in Policy Years 11-30.

Example Five: Benchmark Cash Value Test

Example Five is similar to Example Three; however, unlike Example Three, Example Five illustrates the effect of a Retest Event. The Benchmark Cash Value Test is met in Policy Year 7. As shown below, in Policy Year 11, the Owner makes a withdrawal—a Retest Event—of $40,000 under the Policy. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. Since the Benchmark Cash Value at the time of the withdrawal exceeds the Cash Surrender Value, the Benchmark Cash Value Test is not met. The Benchmark Premium Test is also not met at the time of the withdrawal in Policy Year 11. Because neither the Benchmark Premium Test nor the Benchmark Cash Value Test has been met, the Death Benefit Guarantee terminates. Once the Death Benefit Guarantee terminates, it cannot be reinstated, even though the Cash Surrender Value later exceeds the Benchmark Cash Value in Policy Year 13.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value** #	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,766	73,269	Not Met
2	11,411	Met	20,558	75,877	Not Met
3	11,411	Met	33,419	78,582	Not Met
4	11,411	Met	47,446	81,372	Not Met
5	11,411	Met	62,745	84,256	Not Met
6	11,411	Met	79,844	87,234	Not Met
7	11,411	Met	98,450	90,307	Met
8	0	Met	106,989	93,468	Met
9	0	Met	116,257	96,719	Met
10	0	Met	126,315	100,055	Met
11#	0	Not Met	94,122	103,474	Not Met
12	0	Not Met	102,652	106,981	Not Met
13	0	Not Met	111,967	110,583	Not Met
14	0	Not Met	122,128	114,300	Not Met
15	0	Not Met	133,202	118,139	Not Met
16	0	Not Met	145,264	122,094	Not Met
17	0	Not Met	158,401	126,158	Not Met
18	0	Not Met	172,704	130,316	Not Met
19	0	Not Met	188,278	134,572	Not Met
20	0	Not Met	205,247	138,908	Not Met
21	0	Not Met	224,060	143,308	Not Met
22	0	Not Met	244,573	147,774	Not Met
23	0	Not Met	266,927	152,310	Not Met
24	0	Not Met	291,288	156,937	Not Met
25	0	Not Met	317,814	161,658	Not Met
26	0	Not Met	346,695	166,450	Not Met
27	0	Not Met	378,141	171,297	Not Met
28	0	Not Met	412,366	176,173	Not Met
29	0	Not Met	449,584	181,062	Not Met
30	0	Not Met	490,033	185,966	Not Met

* Assumes premiums paid at beginning of Policy Year.

** Assumes a hypothetical gross annual investment rate of return of 10% (equivalent to a net return of 9.50% assuming average fund expenses of 50 basis points) in all Policy Years.

# Assumes a withdrawal of $40,000 in Policy Year 11. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Account)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-866-424-2609

STATEMENT OF ADDITIONAL INFORMATION

Custom Variable Universal Life

This Statement of Additional Information (“SAI”) contains additional information regarding the Custom Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2010. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.northwesternmutual.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account II (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2009, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

The date of this Statement of Additional Information is May 1, 2010.

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly company, is the principal underwriter and distributor of the Policy. NMIS is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Registrant during the last fiscal year representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2009	$4,658,699
2008	$4,563,438
2007*	$2,198,549

*	The Account commenced operations on January 31, 2007.

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of                     , and independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2009, that are incorporated by reference into this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of                     , for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of                     , an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.                      provides audit services for the Account. The address of                      is                     .

FINANCIAL STATEMENTS OF THE ACCOUNT

FINANCIAL STATEMENTS WILL BE ADDED BY AMENDMENT

Page F-1 through F-__ are reserved for the December 31, 2009 Consolidated Financial Statements of The

Northwestern Mutual Life Insurance Company.

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account, dated March 22, 2006	Incorporated herein by reference to Exhibit (a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Incorporated herein by reference to Exhibit (c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)1	Northwestern Mutual Flexible Premium Variable Adjustable Life Insurance Policy, TT.CVUL. (0107)	Incorporated herein by reference to Exhibit (d)1 to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(a)	Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability, TT.VUL.UL.SMP.(0107)	Incorporated herein by reference to Exhibit (d)2(a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(b)	Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability, TT.VUL.UL.SMC.(0107)	Incorporated herein by reference to Exhibit (d)2(b) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(c)	Additional Purchase Benefit, TT.VUL.APB.(0107)	Incorporated herein by reference to Exhibit (d)2(c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(d)	Endorsement Regarding Qualification Of Variable Life Policy As A Life Insurance Contract, AMDT.FLSF.(0199)	Incorporated herein by reference to Exhibit (d)2(d) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(e)	Northwestern Mutual Life Insurance Application, 90-1 L.I.(0198) with Application Supplement, (90-1.CVUL.Supp.(0107)	Incorporated herein by reference to Exhibit (e) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Incorporated herein by reference to Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Incorporated herein by reference to Exhibit (f) to Form N-6 Post-Effective Amendment No. 8, File No. 333-36865, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (h)1(a)(2) to Form N-6 Registration Statement, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Incorporated herein by reference to Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006

(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Incorporated herein by reference to Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Incorporated herein by reference to Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Incorporated herein by reference to Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed on August 8, 2006
(i)	Not Applicable
(j)(a)	Form of Distribution Services Agreement	Incorporated herein by reference to Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007
(j)(b)	Form of Shareholder Information Agreement	Incorporated herein by reference to Exhibit (b)(8)(h) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007
(j)(c)	Power of Attorney	Filed herewith.
(j)(d)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated February 4, 2010	Filed herewith.
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated____, 2010	To be filed by amendment.
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Incorporated herein by reference to Exhibit (q) to Form N-6 Post-Effective Amendment No. 3, File No. 333-136124, filed April 23, 2009

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of February 1, 2010

Name	Business Address

Facundo L. Bacardi	Chairman Bacardi Limited c/o Apache Capital 133 Sevilla Coral Gables, FL 33134

John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

Robert C. Buchanan	Retired Chairman Fox Valley Corporation P. O. Box 727 Appleton, WI 54912-0727

David J. Drury	President Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	Founder & CEO Arzu 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Attorney Reinhart Boerner Van Deuren, sc 1000 North Water Street Suite 2100 Milwaukee, WI 53202

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Tulsa, OK 74119

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 925 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President & CEO Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	Executive Vice President Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	President Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

John J. Stollenwerk	10941 North Range Line Road Mequon, WI 53092

Timothy W. Sullivan	President & CEO Bucyrus International 1100 Milwaukee Avenue South Milwaukee, WI 53172

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Edward J. Zore	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of February 1, 2010

Name	Title

Edward J. Zore	Chairman and Chief Executive Officer
John E. Schlifske	President
Sandra L. Botcher	Vice President (Enterprise Risk Assurance)
Michael G. Carter	Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Senior Vice President (Real Estate)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Mark G. Doll	Executive Vice President & Chief Investment Officer

Christina H. Fiasca	Senior Vice President (Agency Services)
Timothy J. Gerend	Vice President (Field Compensation and Planning)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President (Information Systems)
John M. Grogan	Vice President (Wealth Management)
Thomas G. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (Disability Income)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Senior Vice President (Securities)
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	General Counsel & Secretary
Meridee J. Maynard	Senior Vice President (Product Distribution)
Gregory C. Oberland	Executive Vice President (Insurance and Investment Products)
Kathleen A. Oman	Vice President (Policyowner Services)
Gary A. Poliner	Executive Vice President and Chief Risk Officer
David R. Remstad	Vice President and Chief Actuary
Marcia Rimai	Executive Vice President and Chief Administrative Officer
Bethany M. Rodenhuis	Vice President (Corporate Planning)
Timothy G. Schaefer	Chief Information Officer
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Vice President (Life Product)
Paul J. Steffen	Vice President (Agencies)
Donald G. Tyler	Vice President (IPS Products and Sales)
Martha M. Valerio	Vice President
Conrad C. York	Vice President (Marketing)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2009

Employee	Title

Gregory A. Gurlik	Senior Actuary
Donald C. Kiefer	VP Actuary
Kenneth M. Latus	Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Senior Actuary
Arthur V. Panighetti	VP Actuary
P. Andrew Ware	VP Actuary

Mark S. Bishop	Regional VP Field Supv
Jennifer L. Brase	VP Agency Dev
Somayajulu Durvasula	Regional VP Field Supv
Michael S. Ertz	VP Field Administration
Mark J. Gmach	Regional VP Field Supv
David D. Kiecker	Regional VP Field Supv
Steven C. Mannebach	VP Agency Dev
Daniel J. O’Meara	Regional VP Field Supv
Charles J. Pendley	VP Agency Dev

Robert J. Johnson	Director Compliance Oversight and Review
James M. Makowski	Asst. Director-Marketing Materials Compliance
Timothy Nelson	Director Market Conduct

Employee	Title

Jason T. Anderson	Assistant Director Tax
Gwen C. Canady	Director Corporate Reporting
Barbara E. Courtney	Director Mutual Fund Accounting
Walter M. Givler	VP Accounting Policy
David K. Nunley	VP-Tax
Stephen R. Stone	Director Investment Accounting

John M. Abbott	Director-Field Investigations
Carl E. Amick	VP-Risk Management Operations
Maryann Bialo	Asst. Director DI Benefits
Pamela C. Bzdawka	Assistant Director-SIU
Stephen J. Frankl	Director-Sales Strategy and Support
Sharon A. Hyde	Asst. Director DI Benefits
Cynthia Lubbert	Asst. Director-DI Underwriting
Steven J. Stribling	Director-DI Benefits
Cheryl L. Svehlek	Director-Administration

Laila V. Hick	Director of Field Supervision
Karla D. Hill	Asst. Director of Distribution Operations
Joanne M. Migliaccio	Director of Distribution Operations
Daniel A. Riedl	VP Distribution Policies and Operations

Sandra L. Botcher	VP Enterprise Risk Assurance

Linda A. Schaefer	Director Operations Strategy
Anne C. Wills	Director BCP
Todd O. Zinkgraf	VP Enterprise Solutions

Christen L. Partleton	VP Facility Operations

Robyn S. Cornelius	Director Dist Planning
David J. Dorshorst	Director of Field Comp
Allen M. Kluz	Director of Field Benefits
Kim M. Althaus	Director of FCP Systems
Richard P. Snyder	Director Distribution Planning
William H. Taylor	Vice President Financial Security Planning

Troy M. Burbach	Director - Field Development Systems
Pency P. Byhardt	VP-Field Development
Sharen L. King	Director-Practice Management and Field Training

Douglas P. Bates	VP Federal Relations
Steven M. Radke	VP Leg & Reg Relations

Blaise C. Beaulier	VP Information Systems
Robert J. Kowalsky	VP Information Systems
Rachel L. Taknint	VP Information Risk Management

David A. Eurich	Director – IPS Training, Marketing & Communications
Martha M. Kendler	Director – IPS Annuity Products
Arleen J. Llewellyn	Director – Business Integration
Mac McAuliffe	National Sales Director – IPS - Sales
Michael J. Mihm	Director – IPS Business Development
Ronald C. Nelson	Director – IPS Research & Product Support

Employee	Title
Jeffrey J. Niehaus	Director – IPS Business Retirement Markets
David G. Stoeffel	VP IPS Investment Product Lines
Kellen A. Thiel	Director – IPS Advisory Products
Brian D. Wilson	Director – IPS Marketing & Sales
Robert J. Wright	Director – IPS Strategic Partnerships Product Support

Meg E. Jansky	Director-Annuity Operations
Lisa A. Myklebust	Director-Business Systems Team

Mark J. Backe	Asst. General Counsel & Asst. Secretary
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Melissa J. Bleidorn	Asst. General Counsel & Asst. Secretary
Anne T. Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
M. Christine Cowles	Asst. General Counsel & Asst. Secretary
Domingo G. Cruz	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Marcia E. Facey	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Matthew E. Gabrys	Asst. General Counsel & Asst. Secretary
John K. Garofani	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Elizabeth S. Idleman	Asst. General Counsel & Asst. Secretary
Gregory Johnson	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Abimbola O. Kolawole	Asst. General Counsel & Asst. Secretary

Carol L. Kracht	VP & Deputy General Counsel & Board Relations
Elizabeth J. Lentini	Asst. General Counsel & Asst. Secretary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Stephanie Lyons	Asst. General Counsel & Asst. Secretary
Dean E. Mabie	Asst. General Counsel & Asst. Secretary
Steve Martinie	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
James L. McFarland	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Christopher J. Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Timothy A. Otto	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary

Employee	Title
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Tammy M. Roou	VP & Ins & Distr Counsel
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation Counsel
Sarah E. Schott	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
David Silber	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
Karen J. Stevens	Asst. General Counsel & Asst. Secretary
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
Douglas D. Timmer	Asst. General Counsel & Asst. Secretary
Andrew T. Vedder	Asst. General Counsel & Asst. Secretary
Warren, John W.	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	Director-Speciality Markets
Todd L. Laszewski	Director Life Product Development
Jane Ann Schiltz	VP Business Markets

Terese J. Capizzi	Director Long Term Care Administration
Julie K. Flaa	Director Long Term Care Product Development
Mollie A. Kenny	Regulatory Consultant
Steve P. Sperka	VP Long Term Care
John K. Wilson	Director Long Term Care Sales Support

Carrie L. Bleck	Director Policyowner Services
Sherri L. Schickert	Director Policyowner Services
Diane P. Smith	Asst. Director Policyowner Services
Natalie J. Versnik	Director Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Donna L. Lemanczyk	Asst. Secretary
Warren L. Smith	Asst. Secretary

Karla J. Adams	Director Investment Risk Management
James A. Brewer	Director Investment Planning
Donald Forecki	Director Investment Operations, Asst. Secretary
Karen A. Molloy	Director Banking & Cash Management, Asst. Treasurer
Patricia A. Zimmermann	Director Investment Technology & Development, Asst. Secretary

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP Underwriting Standards

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of February 1, 2010 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of February 1, 2010)

Name of Subsidiary	Jurisdiction of Incorporation
Amber, LLC- 100% ownership	Delaware
AMLI at Cambridge Square, LLC- 100% ownership	Delaware
Baraboo, Inc. - 100% ownership	Delaware
Bayridge, LLC- 100% ownership	Delaware
Bradford, Inc. - 100% ownership	Delaware
Brendan International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Burgundy, LLC- 100% ownership	Delaware
Carlisle Ventures, Inc. - 100% ownership	Delaware
Chateau, LLC- 100% ownership	Delaware
Coral, Inc. - 100% ownership	Delaware
Cortona Holdings, LLC- 100% ownership	Delaware
Fairfield West Deer Park LLC- 100% ownership	Delaware
Frank Russell Company- 92.86% ownership	Washington
Foxkirk, LLC- 100% ownership	Delaware
Group Liquidation Corp. - 100% ownership	New Mexico
Hazel, Inc. - 100% ownership	Delaware
Health Invest, LLC- 100% ownership	Delaware
Higgins, Inc. - 100% ownership	Delaware
Highbrook International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Hobby, Inc. - 100% ownership	Delaware
Hollenberg 1, Inc. - 100% ownership	Delaware
Hollenberg 2, Inc. - 100% ownership	Delaware
Jerusalem Avenue Property, LLC- 100% ownership	Delaware
Justin International FSC, Inc. - 100% ownership	U.S. Virgin Islands
JYD Assets LLC- 100% ownership	Delaware
Klode, Inc. - 100% ownership	Delaware
Kristiana International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Ladak, Inc. - 100% ownership	California
Lake Bluff, Inc. - 100% ownership	Delaware
Logan, Inc. - 100% ownership	Delaware
Lydell, Inc. - 100% ownership	Delaware
Maroon, Inc. - 100% ownership	Delaware
Mason & Marshall, Inc. - 100% ownership	Delaware
Mason Street Advisors, LLC- 100% ownership	Delaware
Mitchell, Inc. - 100% ownership	Delaware
Model Portfolios, LLC- 100% ownership	Delaware
N.M. Albuquerque, Inc. - 100% ownership	New Mexico
New Arcade, LLC- 100% ownership	Wisconsin
Nicolet, Inc. - 100% ownership	Delaware
NM DFW Lewisville, LLC- 100% ownership	Delaware
NM F/X, LLC- 100% ownership	Delaware
NM GP Holdings, LLC- 100% ownership	Delaware
NM Harrisburg, Inc. - 100% ownership	Pennsylvania
NM Imperial, LLC- 100% ownership	Delaware

NM Lion, LLC- 100% ownership	Delaware
NM Majestic Holdings, LLC- 100% ownership	Delaware
NM Pebble Valley LLC- 100% ownership	Delaware
NM RE Funds, LLC- 100% ownership	Delaware
NM Regal, LLC- 100% ownership	Delaware
NM-Exchange Three, LLC- 100% ownership	Delaware
NM-Exchange, LLC- 100% ownership	Delaware
NML Clubs Associated, Inc. - 100% ownership	Wisconsin
NML Development Corporation- 100% ownership	Delaware
NML Real Estate Holdings, LLC- 100% ownership	Wisconsin
NML Securities Holdings, LLC- 100% ownership	Wisconsin
NML-CBO, LLC- 100% ownership	Delaware
NMRM Holdings, LLC- 100% ownership	Delaware
North Van Buren, Inc. - 100% ownership	Delaware
Northwestern Investment Management Company, LLC- 100% ownership	Delaware
Northwestern Long Term Care Insurance Company- 100% ownership	Wisconsin
Northwestern Mutual Capital GP II, LLC- 100% ownership	Delaware
Northwestern Mutual Capital GP, LLC- 100% ownership	Delaware
Northwestern Mutual Capital Limited- 100% ownership	United Kingdom
Northwestern Mutual Investment Services, LLC- 100% ownership	Wisconsin
Northwestern Mutual Life International, Inc. - 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. - 100% ownership	Maryland
Northwestern Mutual Wealth Management Company- 100% ownership
NW Pipeline, Inc. - 100% ownership	Texas
Olive, Inc. - 100% ownership	Delaware
PPF AMLI 460 SW Longview Boulevard, LLC- 100% ownership	Delaware
RE Corp. - 100% ownership	Delaware
Regina International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Russet, Inc. - 100% ownership	Delaware
Scotty, LLC- 100% ownership	Delaware
Solar Resources, Inc. - 100% ownership	Wisconsin
Stadium and Arena Management, Inc. - 100% ownership	Delaware
Travers International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Tupelo, Inc. - 100% ownership	Delaware
Walden OC, LLC- 100% ownership	Delaware
White Oaks, Inc. - 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2006, they did not constitute a significant subsidiary as defined by Regulation S-X. Except for certain Real Estate Partnerships/LLCs/Equity Interests, includes general account NM investments where NM’s ownership interest is greater than 50%. Excluded is the entire corporate structure under Frank Russell Company.
(2)	Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29.	Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.	Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account (811-3989).

(b) As of January 31, 2010, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Christine Bordner	Assistant Director, Market Conduct
Pency Byhardt	Vice President, Field Development
Michael G. Carter	Director
Eric P. Christophersen	Vice President, Compliance/Best Practices
David J. Dorshorst	Director, Compensation Services
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Michael S. Ertz	Vice President, Agency Administration
David A. Eurich	Director, Field Training
Christina H. Fiasca	Senior Vice President, Field Compensation, Training & Development
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Field Compensation & Planning
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Mark A. Gregory	Assistant Director, NMIS Compliance
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Rhonda K. Haight	Assistant Director, IPS Platforms
David P. Harley	Director, Retail Investment Operations
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Dean M. Hopp	Assistant Director, IPS Product Lines and Municipal Funds Securities Limited Principal
Diane B. Horn	NMIS Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
Martha M. Kendler	Director, Annuity Products
Sharen L. King	Director, Field Training & Development
Steven J. LaFore	Assistant Secretary
Mary J. Lange	Field Education Consultant
Dwight Larkin	Assistant Director- Retail Investment Services & ROSFP, Municipal Securities Principal, MSRB Contact
Arleen J. Llewellyn	Director, IPS Business Integration
Jean M. Maier	Director; Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Marketing Materials Compliance
Steven C. Mannebach	Vice President, Recruiting & Leadership Development
Jeffrey S. Marks	Director, Sales Development
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	National Sales Director
Allan J. McDonell	Assistant Director, Annuity Operations and Municipal Securities Principal
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, Business Development
Benjamin N. Moen	Regional Vice President, Sales
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets

Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Michael J. Patkunas	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Marcia Rimai	Director
Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Director, President and CEO
Alexander D. Schneble	Director, NMIS Administration
Todd M. Schoon	Director, Senior Vice President, Agencies
Todd W. Smasal	Director, Human Resources
Michael C. Soyka	Regional Vice President, Sales
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
Carol A. Stilwell	POS Variable Life Compliance Coordinator
David G. Stoeffel	Vice President –Product Line
William H. Taylor	Vice President, Advanced Financial Security Planning
Kellen A. Thiel	Director, Personal Investment Markets
Donald G. Tyler	Vice President, IPS Products and Sales
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $4,658,699 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable adjustable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account II has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 10th day of February, 2010.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 10th day of February, 2010.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE Edward J. Zore	Chief Executive Officer and Principal Executive Officer

/s/ MICHAEL G. CARTER Michael G. Carter	Chief Financial Officer and Principal Financial Officer

/s/ JOHN C. KELLY John C. Kelly	Vice President and Controller and Principal Accounting Officer

Facundo L. Bacardi	Trustee

/s/ John N. Balboni* John N. Balboni	Trustee

/s/ Robert C. Buchanan* Robert C. Buchanan	Trustee

/s/ David J. Drury* David J. Drury	Trustee

/s/ Connie K. Duckworth* Connie K. Duckworth	Trustee

/s/ David A. Erne* David A. Erne	Trustee

/s/ James P. Hackett* James P. Hackett	Trustee

/s/ Hans Helmerich* Hans Helmerich	Trustee

/s/ Dale E. Jones* Dale E. Jones	Trustee

/s/ Margery Kraus* Margery Kraus	Trustee

/s/ David J. Lubar* David J. Lubar	Trustee

/s/ Ulice Payne, Jr.* Ulice Payne, Jr.	Trustee

/s/ Gary A. Poliner Gary A. Poliner	Trustee

/s/ John E. Schlifske John E. Schlifske	Trustee

/s/ H. Mason Sizemore, Jr.* H. Mason Sizemore, Jr.	Trustee

/s/ Peter M. Sommerhauser* Peter M. Sommerhauser	Trustee

/s/ Mary Ellen Stanek* Mary Ellen Stanek	Trustee

/s/ John J. Stollenwerk* John J. Stollenwerk	Trustee

/s/ S. Scott Voynich S. Scott Voynich	Trustee

/s/ Barry L. Williams Barry L. Williams	Trustee

*By:	/s/ Edward J. Zore
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of February 10, 2010

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 4 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

Exhibit	Description
(j)(c)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated February 4, 2010	Filed herewith